Exhibit 99.2

Q4 2022 Financial Results As of December 31, 2022 | Reported on March 9, 2023

2 Safe Harbor Statements Certain statements contained in this presentation are "forward - looking statements” about future events and expectations. Forward - looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the in formation currently available to us. These statements are not statements of historical fact. Forward - looking statements involve risks and uncertainties that may cause our actual results to d iffer materially from the expectations of future results we express or imply in any forward - looking statements, and you should not place undue reliance on such statements. Factors that could contribu te to these differences include, our inability to identify and recruit enough qualified chiropractors and other personnel to staff our clinics, due in part to the nationwide labor shortage, and an in crease in operating expenses due to measures we may need to take to address such shortage, inflation, exacerbated by COVID - 19 and the current war in Ukraine, which has increased our costs and whic h could otherwise negatively impact our business, the potential for further disruption to our operations and the unpredictable impact on our business of the COVID - 19 outbreak and outbreaks of othe r contagious diseases, our failure to develop or acquire company - owned or managed clinics as rapidly as we intend, our failure to profitably operate company - owned or managed clinics, short - sell ing strategies and negative opinions posted on the internet which could drive down the market price of our common stock and result in class action lawsuits, our failure to remediate future ma ter ial weaknesses in our internal control over financial reporting, which could negatively impact our ability to accurately report our financial results, prevent fraud, or maintain investor confidenc e, and other factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2022 expected to be filed with the SEC on March 10, 2023 and subsequently - filed current and quarterly reports. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "inte nds ," "may," "opportunity," "plans," "potential," "near - term," "long - term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "w ill," and similar expressions are intended to identify such forward - looking statements. We qualify any forward - looking statements entirely by these cautionary factors. We assume no obligation to u pdate or revise any forward - looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward - looking statements, even if ne w information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless exp ressed as such, and should only be viewed as historical data. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, D ist rict of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, Wes t V irginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. © 2023 The Joint Corp. All Rights Reserved.

© 2023 The Joint Corp. All Rights Reserved. 3 Forging the Chiropractic Dream Accelerating the Pace of Clinic Growth Harnessing the Power of Our Data

Strong Operational KPIs © 2022 The Joint Corp. All Rights Reserved. 4 1 New patient survey completed early 2023. 1.6M unique patients treated in 2022 845K new patients in 2022 12.2M adjustments in 2022 34% of new patients were new to chiropractic 1 84% system - wide gross sales from monthly memberships in 2022 Up from 1.4M in 2021 ~287K patients had never been to a chiropractor before in 2022 Compared to 807K in 2021 Up from 10.9M in 2021 Compared to 85% in 2021 © 2023 The Joint Corp. All Rights Reserved.

Accelerating Momentum Closing 2022 5 2022 2021 Revenue $101.9M $80.9M Operating Income $2.1M $5.4M Net Income $1.2M $6.6M Adjusted EBITDA 2 $11.5M $12.6M Unrestricted cash $9.7M at Dec. 31, 2022, compared to $19.5 M at Dec. 31, 2021, reflecting continued investment strategy © 2022 The Joint Corp. All Rights Reserved. 1 Comparable sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have permanently closed. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 5 21 % Increase in system - wide sales 2022 over 2021 9% In crease in comp sales 1 for all clinics >13 months in operation 2022 over 2021 4 % In crease in comp sales 1 for all clinics >48 months in operation 2022 over 2021 © 2023 The Joint Corp. All Rights Reserved.

12 26 82 175 242 265 309 352 394 453 515 610 712 4 47 61 47 48 60 64 96 126 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 TOTAL CLINICS OPEN Franchise Company Owned/Managed © 2023 The Joint Corp. All Rights Reserved. 6 Opened Record 137 Clinics in 2022, Up from 130 in 2021 2021 2022 Franchise Licenses Sold 156 75 Total New Franchised Clinics Opened 110 121 Greenfield Clinics Opened 20 16 Franchised Clinics Acquired, Net 1 12 14 Clinics in Development 283 235 370 399 442 513 312 246 579 706 838 1 During 2022, the company acquired 16 previously owned franchised clinics and sold 2 company - owned or managed clinics to franchisees.

67% sold by Regional Developers in 2022 69% of clinics supported by 18 RDs as of Dec. 31, 2022 RD territories cover 55% of Metropolitan Statistical Areas (MSAs) as of Dec. 31, 2022 37 99 126 121 156 75 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 616 715 841 962 1118 1193 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 112 155 204 253 283 235 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Solid Foundation for Growth © 2022 The Joint Corp. All Rights Reserved. 7 1 Of the 1,193 franchise licenses sold as of December 31, 2022, 235 are in active development, 712 are currently operating and the balance represents terminated/closed licenses. Gross Cumulative Franchise Licenses Sold 1 Franchise Licenses Sold Annually Clinics in Active Development 1 © 2023 The Joint Corp. All Rights Reserved.

Top Franchise Recognition... Again 8 © 2023 The Joint Corp. All Rights Reserved.

Marketing Driving Growth “Give Thanks, Give Back” S ocial C ampaign Sweepstakes • 2,700% increase in engagement by our patients and followers Annual Promotions • “Back Friday” package sale up 32% over 2021 • “End - of - Year” membership sale up 44% over 2021 9 © 2023 The Joint Corp. All Rights Reserved.

Q4 2022 Financial Results 10 $ in M 1 Q4 2022 Q4 2021 Differences Revenue • Corporate clinics • Franchise fees $27.8 16.5 11.3 $22.1 11.8 10.3 $5.7 4.7 1.0 26% 20% 13% Cost of revenue 2.6 2.4 0.2 8% Sales and marketing 3.3 2.9 0.4 13% Depreciation and amortization 2.3 1.8 0.5 27% G&A 18.3 14.9 3.4 23% Operating Income 1.3 0.0 1.2 - Tax Expense 0.7 0.4 0.3 88% Net Income 0.5 (0.4) 0.9 - Adj. EBITDA 2 4.0 2.1 2.0 91% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2023 The Joint Corp. All Rights Reserved.

2022 Financial Results 11 $ in M 1 2022 2021 Differences Revenue • Corporate clinics • Franchise fees $101.9 59.4 42.5 $80.9 44.4 36.5 $21.1 15.1 6.0 26% 34% 16% Cost of revenue 9.8 8.5 1.3 15% Sales and marketing 14.0 11.4 2.5 22% Depreciation and amortization 7.6 6.1 1.6 26% G&A 68.0 49.5 18.5 37% Operating Income 2.1 5.4 (3.3) (61)% Tax Expense/(Benefit) 0.8 (1.3) 2.1 (159)% Net Income 1.2 6.6 (5.4) (82)% Adj. EBITDA 2 11.5 12.6 (1.1) (9)% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2023 The Joint Corp. All Rights Reserved.

1 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the appendix. 2 Historically, company - owned or managed clinic openings included a combination of both greenfields and acquisitions. The company will continue to acquire previously franchised clinics. However, as these transactions are opportunistic, management will no longer include the acquired clinic e s timate in guidance. To provide greater clarity, the 2023 company - owned or managed guidance includes greenfield clinic openings only. Presenting 2023 Financial Guidance 12 $ in M 2022 Actual 2023 Low Guidance 2023 High Guidance Revenues $101.9 $123.0 $128.0 Adjusted EBITDA 1 $11.5 $12.5 $14.0 New Franchised Clinic Openings 121 100 120 New Greenfield Clinics 2 16 8 12 © 2023 The Joint Corp. All Rights Reserved.

$8.1 $22.3 $46.2 $70.1 $98.6 $126.9 $165.1 $220.3 $260.0 $361.1 $435.3 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Leading Market Growth People will continue to seek more noninvasive, holistic ways to manage their pain. We’ll be there to treat them. System - wide Sales ($ in M) 62 % CAGR 1 (2010 - 2022) The Joint Corp. 12 - yr. CAGR 62% 1 vs. Industry CAGR 4.3% 2* 1 For the period ended Dec. 31, 2022 | 2 June 2022 Kentley Insights Chiropractic Care Market Research Report 13 © 2023 The Joint Corp. All Rights Reserved.

Three Enterprise Initiatives to Advance Growth 14 Forging the Chiropractic Dream Accelerating the Pace of Clinic Growth Harnessing the Power of Our Data © 2023 The Joint Corp. All Rights Reserved.

Driving Long - term Shareholder Value 15 © 2023 The Joint Corp. All Rights Reserved.

16 Appendix Source: © 2023 The Joint Corp. All Rights Reserved.

Performance Metrics and Non-GAAP Measures

This presentation includes commonly discussed performance metrics. System-wide sales include sales at all clinics, whether operated by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company's financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. Comp sales include the sales from both company-owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed.

This presentation includes non-GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the Company's underlying operating performance and operating trends than GAAP measures alone. Reconciliations of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EBITDA as net income/(loss) before net interest, tax expense, depreciation, and amortization expenses. The Company defines Adjusted EBITDA as EBITDA before acquisition-related expenses, bargain purchase net gain, gain/(loss) on disposition or impairment, and stock-based compensation expenses.

EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the Company's financial statements filed with the SEC.

© 2023 The Joint Corp. All Rights Reserved.
17

Q4 2022 Segment Results as of Dec. 31, 2022 18 2022 Q4 © 2022 The Joint Corp. All Rights Reserved. $ in 000s © 2023 The Joint Corp. All Rights Reserved.

2022 Segment Results as of Dec. 31, 2022 19 2022 © 2022 The Joint Corp. All Rights Reserved. $ in 000s © 2023 The Joint Corp. All Rights Reserved.

GAAP – Non - GAAP Reconciliation 20 $ in 000s © 2023 The Joint Corp. All Rights Reserved.

Jake Singleton, CFO jake.singleton@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 https://www.facebook.com/thejointchiro @thejointchiro https://twitter.com/thejointchiro @thejointchiro https://www.youtube.com/thejointcorp @thejointcorp Peter D. Holt, President & CEO peter.holt@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 Kirsten Chapman, LHA Investor Relations thejoint@lhai.com LHA Investor Relations | 50 California Street, Suite 1500 | San Francisco, CA 94111| (415) 433 - 3777 Contact Information 21 © 2023 The Joint Corp. All Rights Reserved.